                                                                   EXHIBIT 10.13


        THIS NOTE HAS BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY AND MAY NOT BE TRANSFERRED UNTIL (i) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") SHALL HAVE BECOME EFFECTIVE WITH RESPECT THERETO OR (II) THE ISSUER SHALL HAVE RECEIVED AN OPINION OF COUNSEL OR OTHER EVIDENCE REASONABLY SATISFACTORY TO THE ISSUER TO THE EFFECT THAT REGISTRATION UNDER THE ACT IS NOT REQUIRED IN CONNECTION WITH SUCH PROPOSED TRANSFER NOR IS SUCH TRANSFER IN VIOLATION OF ANY APPLICABLE STATE SECURITIES LAWS. THIS LEGEND SHALL BE ENDORSED UPON ANY NOTE ISSUED IN EXCHANGE FOR THIS NOTE. THIS NOTE IS SUBJECT TO FURTHER RESTRICTIONS ON TRANSFER SET FORTH HEREIN.

        THIS CONVERTIBLE SUBORDINATED NOTE AND THE INDEBTEDNESS EVIDENCED HEREBY, AND THE EXERCISE OF RIGHTS AND REMEDIES HEREUNDER, ARE SUBORDINATE IN THE MANNER AND TO THE EXTENT SET FORTH IN THIS NOTE.

                         AMERICAN STONE INDUSTRIES, INC.

                       6.00% CONVERTIBLE SUBORDINATED NOTE

                               DUE OCTOBER 1, 2004

DATE OF ISSUANCE:  OCTOBER 1, 2002                                      $150,000

        AMERICAN STONE INDUSTRIES, INC., a Delaware corporation (the "Company"), for value received, hereby promises to pay to ROULSTON VENTURES LIMITED PARTNERSHIP (the "Payee") on October 1, 2004 (the "Maturity Date") at the principal office of the Company, 8705 Quarry Road, Amherst, Ohio 44001, the principal amount of One-Hundred and Fifty Thousand Dollars ($150,000), which shall be payable in cash or by check on the terms set forth herein. Simple interest on the principal amount of this Note shall be paid at the rate of six percent (6.00%) per annum accrued through the Maturity Date, and payable in cash or by check quarterly in arrears commencing January 1, 2003 and each, April 1, July 1, October 1 and January 1, thereafter. The principal amount of this Note and all interest accrued hereon shall be payable on the Maturity Date.

        The Payee hereby irrevocably subscribes for and agrees to purchase this Note and agrees to transfer on the date hereof to an account specified by the Company immediately available funds in the principal amount of this Note.

        1. CONVERSION INTO SHARES OF COMMON STOCK. The Payee shall be entitled, at its option, at any time on or before the close of business on the Maturity Date to convert this Note (or any portion of the principal amount hereof that is $1,000 or an integral multiple thereof), at the principal amount hereof, or of such portion, into fully paid and non-assessable shares (calculated as to each conversion to the nearest 1/100th of a share) of Common Stock, par value

                                  Exhibit 10.13

$.00l per share (the "Common Stock") of the Company at a conversion price equal to Five Dollars ($5.00) principal amount for each share of Common Stock (or at the current adjusted conversion price if an adjustment has been made as provided in the following paragraph) (the "Conversion Price") by surrender of this Note, duly endorsed or assigned to the Company or in blank, to the Company at its office, accompanied by written notice to the Company in the form provided in this Note (or such other notice as is acceptable to the Company) that the Payee elects to convert this Note, or if less than the entire principal amount hereof is to be converted, the portion hereof to be converted. No fractional shares of Common Stock will be issued on conversion, but instead of any fractional share, the Company shall pay a cash adjustment in an amount equal to the Conversion Price.

        2. ADJUSTMENT OF CONVERSION PRICE. The Conversion Price shall be equitably adjusted upon the occurrence on or before the Maturity Date of (i) the issuance of additional shares of Common Stock as a stock dividend or other distribution on outstanding shares of Common Stock, (ii) a subdivision of outstanding shares of Common Stock into a greater number of shares of Common Stock, or (iii) a combination or reverse stock split of outstanding shares of Common Stock into a smaller number of shares of Common Stock. The Conversion Price as so adjusted, shall be readjusted in the same manner upon the happening of any successive stock dividend, stock split or similar event on or before the Maturity Date.

        3. CHANGE IN CONTROL. Upon any Change in Control (as hereinafter defined) that occurs before the Maturity Date, the Company, or any different entity which is the surviving entity in any transaction that constitutes a Change in Control, shall repay to the Payee (the "Contingent Repayment") the entire principal amount of this Note, together with interest due thereon through and including the effective date of such Change in Control (the "Change in Control Date"). The Company (or such entity) shall make the Contingent Repayment to the Payee in immediately available funds on the Change in Control Date, and the Payee shall transmit and surrender the original of this Note to the Company thereupon for cancellation. Notwithstanding the foregoing, upon a Change in Control, the Payee shall have the right, at its option, to convert this Note pursuant to the terms of Paragraph 1 above, in lieu of its right to receive the Contingent Repayment.

        For the purposes of this Note, a "Change in Control" shall mean the occurrence at any time before the Maturity Date of any of the following events:

           (a) The Company is merged or consolidated or reorganized into or with another corporation or other legal person or entity (other than the Payee or any affiliate of the Payee), and as a result of such merger, consolidation or reorganization, less than a majority of the combined voting power of the then-outstanding securities of such corporation, person or entity immediately after such transaction are held in the aggregate by the holders of the then-outstanding securities entitled to vote generally in the election of the Company's directors ("Voting Stock") immediately prior to such transaction;

           (b) The Company sells or otherwise transfers all or substantially all of its assets to any other corporation or other legal person or entity (other than the Payee or any affiliate of the Payee), and less than a majority of the combined voting power of the then-outstanding securities of such acquiring corporation, person or entity immediately after such sale or transfer is held in the aggregate by the holders of Voting Stock immediately prior to such sale or transfer; or
                                  Exhibit 10.13

           (c) Any person (as the term "person" is used in Section 1 3(d)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), other than (i) the Payee, (ii) any affiliate of the Payee, (iii) any group including the Payee, or (iv) any acquiror of Voting Stock from the Payee or any affiliate of the Payee, has become the beneficial owner (as the term "beneficial owner" is defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act) of securities representing 50% or more of the total votes comprising the Voting Stock.

           Notwithstanding the foregoing, a Change of Control shall not be deemed to occur as a result of any transaction actively promoted or supported by the Payee or any affiliate of the Payee.

        4. POSITIVE COVENANTS OF THE COMPANY. The Company covenants and agrees that, on or before the Maturity Date it shall:

           (a) Promptly pay and discharge all material and lawful taxes, assessments, and governmental charges or levies imposed upon the Company or upon its income and profits, or upon any of its property, before the same shall become in default, as well as all material and lawful claims for labor, materials and supplies that, if unpaid, might become a lien or charge upon such properties or any part thereof, except where the failure to comply would not have a material adverse effect on the Company and except that the Company shall not be required to pay and discharge any such tax, assessment, charge, levy or claim so long as the validity thereof shall be contested in good faith by the Company;

           (b) Do or cause to be done all things reasonably necessary to preserve and keep in full force and effect its corporate existence, rights and franchises and comply with all material laws applicable to the Company, except where the failure to comply would not have a material adverse effect on the Company;

           (c) At all times reasonably maintain, preserve, protect and keep its material property used or useful in the conduct of its business in good repair, working order and condition, and from time to time make all needful and proper repairs, renewals, replacements and improvements thereto as shall be reasonably required in the conduct of its business, except where the failure to comply would not have a material adverse effect on the Company;

           (d) To the extent necessary for the operation of its business, keep adequately insured by financially sound reputable insurers, all material property of a character usually insured by similar corporations and carry such other insurance as is usually carried by similar corporations, except where the failure to obtain insurance would not have a material adverse effect on the Company;

           (e) Prior to the issuance of any Common Stock hereunder, reserve for issuance a sufficient number of authorized but unissued shares of Common Stock to allow for their issuance hereunder upon conversion of this Note; and

           (f) At all times keep true and correct books, records and accounts.

                                  Exhibit 10.13

        5. REPRESENTATIONS AND WARRANTIES OF THE PAYEE.

           (a) GENERAL. The Payee understands and acknowledges that the Note and the securities into which it is convertible are being offered and sold under one or more of the exemptions from registration provided for in Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act") and any applicable state securities laws. The Payee is purchasing the Note without being offered or furnished any formal offering literature or prospectus. The Payee understands that this transaction has not been reviewed or approved by the Securities and Exchange Commission or by any state regulatory authority charged with the administration of the securities laws of any state. All documents, records and books pertaining to this investment, as well as management of the Company, have been made available to the Payee and the representatives of the Payee, and the books and records of the Company will be available upon reasonable notice for inspection by the Payee during reasonable business hours at its principal offices set forth above.

           (b) SUITABILITY. The Payee confirms that the Payee understands and has fully considered for purposes of this investment the risks of this investment and understands that (i) this investment is suitable only for an investor who is able to bear the economic consequences of losing his or her entire investment, (ii) the purchase of the Note and the Common Stock is a speculative investment that involves a high degree of risk, and (iii) there are substantial restrictions on the transferability of, and there will be no immediate public market for, the Note, and accordingly, it may not be possible for the Payee to liquidate the Payee's investment in case of emergency.

           (c) LACK OF LIQUIDITY. The Payee confirms that the Payee is able (i) to bear the economic risk of this investment, and (ii) to hold the Note and the Common Stock for an indefinite period of time. The Payee has sufficient liquid assets so that the illiquidity associated with this investment will not cause any undue financial difficulties or affect the Payee's ability to provide for the Payee's current needs and possible financial contingencies, and that the Payee's commitment to all speculative investments is reasonable in relation to the Payee's net worth and annual income.

           (d) KNOWLEDGE AND EXPERIENCE. The Payee has such knowledge and experience in financial and business matters that the Payee is capable of evaluating the merits and risks of this speculative investment and of making an informed investment decision.

           (e) ACCREDITED INVESTOR. The Payee is an "accredited investor" as defined in Rule 501 of Regulation D under the Securities Act

           (f) ACCESS TO MANAGEMENT. The Payee confirms that, in making the decision to purchase the Note and/or the Common Stock, the Payee has relied solely upon independent investigations made by the Payee, and that the Payee has been given the opportunity to ask questions of, and to receive answers from, management and other persons acting on behalf of the Company concerning the Company.

           (g) INVESTMENT INTENT. The Note and the Common Stock are being acquired by the Payee solely for the personal account of the Payee, for investment purposes only, and not with a view to, or in connection with, any resale or distribution thereof. The Payee has no

                                  Exhibit 10.13
contract, undertaking, understanding, agreement or arrangement, formal or informal, with any person to sell, transfer or pledge to any person the Note or the Common Stock, or any part thereof, or any interest therein or any rights thereto. The Payee has no present plans to enter into any such contract, undertaking, agreement or arrangement. The Payee must bear the economic risk of the investment for an indefinite period of time because the Note and the Common Stock have not been registered under the Securities Act and applicable state securities laws and, therefore, cannot be sold unless it is subsequently registered under the Securities Act and applicable state securities laws or unless an exemption from such registration is available.

           (h) RESTRICTIVE LEGEND. The Payee consents to the placement of a restrictive legend on the certificate(s) representing the Common Stock issued upon conversion hereof to reflect the restrictions on transfer provided under applicable securities laws.

           (i) BROKERS. The Payee has not incurred on its own account, or on account of the Company, any obligation to pay any broker's fee or commission in connection with this investment.

           (j) INVESTMENT COMMITMENT NOT DISPROPORTIONATE TO NET WORTH. The Payee's overall commitment to investments that are not readily marketable is not disproportionate to the Payee's net worth and the Payee's investment in the Company will not cause such overall commitment to become excessive.

           (k) SURVIVAL OF REPRESENTATIONS, WARRANTIES AND ACKNOWLEDGMENTS. The representations and warranties of the Payee contained in this Section 5 are true and accurate as of the date hereof and shall be true and accurate as of the date of issuance of the Common Stock.

        6. WITHHOLDING. The Company shall be entitled to withhold from all payments of principal of, and interest on, this Note any amounts required to be withheld under the applicable provisions of the United States income tax laws or other applicable law at the time of such payments.

        7. OBLIGATIONS ABSOLUTE. No provision of this Note shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and interest on this Note at the time, place and rate, and in the security, coin or currency, herein prescribed. This Note is a direct obligation of the Company.

        8. NO RECOURSE AGAINST INDIVIDUALS. No recourse shall be available for the payment of the principal of, or the interest on this Note, or for any claim based hereon, or otherwise in respect hereof, against any incorporator, stockholder, officer, employee or director, as such, past, present or future, of the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, as part of the consideration for the issue hereof, expressly waived. The obligation of the Company on this Note is primary and exclusive.

        9. COMPLIANCE WITH SECURITIES LAWS. The Payee agrees that this Note is being acquired for investment and that the Payee shall not offer, sell, transfer, assign, exchange or otherwise dispose of this Note or the shares of Common Stock issuable upon conversion hereof

                                  Exhibit 10.13
                                   Page 5 of 9
except under circumstances that will not result in a violation of the Securities Act or any applicable state Blue Sky law or similar laws relating to the sale or transfer of securities.

        10. DEFAULT CONDITIONS. This Note shall become and be due and payable upon written demand made by the Payee if one or more of the following events, herein called events of default, shall happen and be continuing:

           (a) Default in the due observance or performance of any material covenant, condition or agreement on the part of the Company to be observed or performed pursuant to the terms hereof and such default shall continue uncured for 30 days after written notice thereof, specifying such default, shall have been given to the Company by the Payee;

           (b) Application for, or consent to, the appointment of a receiver, trustee or liquidator of the Company or of its property;

           (c) Admission in writing of the Company's inability to pay its debts as they mature;

           (d) General assignment by the Company for the benefit of creditors;

           (e) Filing by the Company of a voluntary petition in bankruptcy or a petition or an answer seeking reorganization, or an arrangement with creditors;

           (f) Entering against the Company of a court order approving a petition filed against it under the federal or state bankruptcy laws, which order shall not have been vacated or set aside or otherwise terminated within 60 days; or

           (g) Non-payment under the terms of Section 3 hereof on the Change of Control Date.

        11. NOTICE OF DEFAULT. The Company agrees that notice of the occurrence of any event of default shall be promptly given to the Payee.

        12. ENFORCEMENT OF RIGHTS. In case any one or more of the events of default specified above shall happen and be continuing, the Payee may proceed to protect and enforce its rights by suit in the specific performance of any covenant or agreement contained in this Note or in aid of the exercise of any power granted in this Note or may proceed to enforce the payment of this Note or to enforce any other legal or equitable rights as such Payee.

        13. PAYMENTS. Whenever any payment to be made shall be due on a Saturday, Sunday or a public holiday under the laws of the Commonwealth of Delaware, such payment may be made on the next succeeding business day, and such extension of time shall in such case be included in the computation of payment of interest due.

        14. NO TRANSFER OR EXCHANGE OF NOTES. The Company agrees not to transfer or assign the obligations under this Note, or any interest herein, by operation of law or otherwise, without the prior written consent of the Payee, which consent shall not be unreasonably withheld. The Payee agrees not to transfer, assign, negotiate or exchange this Note, or any interest herein,




                                  Exhibit 10.13
                                   Page 6 of 9
by operation of law or otherwise, without the prior written consent of the Company, which consent shall not be unreasonably withheld.

        15. REPLACEMENT OF NOTE. Upon receipt from the Payee of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of the Note and, if requested by the Company in the case of any such loss, theft or destruction, upon delivery of an indemnity bond or other agreement or security reasonably satisfactory to the Company, or, in the case of any such mutilation, upon surrender and cancellation of the Note, the Company shall issue a substitute Note to the Payee, of like tenor and amount and dated the date hereof in lieu of such lost, stolen, destroyed or mutilated Note.

        16. AUTHORIZATION. This Note has been issued by the Company pursuant to authorization of the Board of Directors of the Company.

        17. PRESENTATION FOR PAYMENT. Payment of principal and interest, whether in cash or by check, shall be made to the Payee as set forth herein upon presentation and surrender of this Note upon or after maturity.

        18. WAIVER; AMENDMENT. No provision of this Note may be waived, amended, modified, superseded, canceled, terminated, renewed or extended except in a written instrument signed by the party against whom any of the foregoing action is asserted. Any waiver shall be limited to the particular instance and for the particular purpose when and for which it is given.

        19. SEVERABILITY: REFORM. The invalidity, illegality or unenforceability of any provision of this Note shall in no way effect the validity, legality or enforceability of any other provision of this Note and this Note shall be construed and reformed by any court of competent jurisdiction to give full effect to the essential purposes of this Note.

        20. NOTICES. All notices provided for in this Note shall be given in writing and shall be effective when given by personal delivery or by electronic facsimile transmission (with receipt thereof electronically confirmed), or the next business day after delivery to an nationally recognized express overnight courier service, or three business days after being sent by first class mail, postage prepaid, addressed to the parties at their respective addresses herein set forth, or to such other address or addresses as either party may later specify by written notice to the other.

        21. COUNTERPARTS. This Note may be executed in duplicate counterparts, which, when taken together, shall constitute one instrument, but only the original counterpart executed by a duly authorized representative of the Company shall be deemed to be an original instrument for purposes of enforcing this Note against the Company.

        22. DISPUTE RESOLUTION. Any dispute, controversy or claim arising out of, in connection with, or in relation to this Note or the breach of any of the provisions hereof shall be settled by arbitration in Cleveland, Ohio, pursuant to the rules then obtaining of the America Arbitration Association. Any award shall be final, binding and conclusive upon the parties and a judgment rendered thereon may be entered in any court having competent jurisdiction thereof.

                                  Exhibit 10.13
                                   Page 7 of 9

        23. GOVERNING LAW. This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Delaware, without regard to the conflict of laws principles thereof.

        24. ENTIRE AGREEMENT. This Note constitutes the entire agreement between the Company and the Payee relative to the subject matter hereof, and supersedes all proposals or agreements, written or oral, and all other communications between the parties relating to the subject matter of this Note.

        IN WITNESS WHEREOF, the Company and the Payee have caused this Note to be executed, as of the date first set forth above, by their duly authorized representatives.

ROULSTON VENTURES LIMITED PARTNERSHIP
           (the "Payee")




BY:     /s/ Thomas H. Roulston II
   ----------------------------------------
NAME:   THOMAS H. ROULSTON II
TITLE:  GENERAL PARTNER


PRINCIPAL BUSINESS ADDRESS OF PAYEE:


                        3636 Euclid Avenue
                        Cleveland, Ohio  44103


AMERICAN STONE INDUSTRIES, INC.
       (THE "COMPANY")




BY:         /s/ Russell H. Ciphers
   ---------------------------------------------------------
NAME:          Russell H. Ciphers
     -------------------------------------------------------
TITLE:         President
      ------------------------------------------------------


                                  Exhibit 10.13
                                   Page 8 of 9

                                CONVERSION NOTICE

                       TO AMERICAN STONE INDUSTRIES, INC.


The undersigned Payee of this Note hereby irrevocably exercises the option to convert this Note, or the portion hereof (which is $1,000 or a multiple thereof) designated below, into shares of Common Stock in accordance with the terms of the Note, and directs that the shares issuable and deliverable upon the conversion, together with any cash or check in payment for a fractional share and any Note representing any unconverted principal amount hereof, be issued and delivered to the registered owner hereof unless a different name has been provided below.


Dated:____________________________              ____________________________
                                                         Signature(s)








                                                Principal amount to be converted
                                                             (if less than all):
                                                                 $__________,000


                                  Exhibit 10.13
                                   Page 9 of 9